Fees Summary	Sep. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,532,889.00
Previously Paid Amount	0.00
Total Fee Amount	4,078.50
Total Offset Amount	0.00
Net Fee	$ 4,078.50